Note 17 - Warranty Costs	12 Months Ended
Oct. 31, 2011
Product Warranty Disclosure [Text Block]
17. Warranty Costs

Over the past several years, general liability insurance for homebuilding companies and their suppliers and subcontractors has become very difficult to obtain. The availability of general liability insurance has been limited due to a decreased number of insurance companies willing to underwrite for the industry. In addition, those few insurers willing to underwrite liability insurance have significantly increased the premium costs. We have been able to obtain general liability insurance but at higher premium costs with higher deductibles. We have been advised that a significant number of our subcontractors and suppliers have also had difficulty obtaining insurance that also provides us coverage. As a result, we introduced an owner controlled insurance program for certain of our subcontractors, whereby the subcontractors pay us an insurance premium based on the value of their services, and we absorb the liability associated with their work on our homes as part of our overall general liability insurance.

We establish a warranty accrual for repair costs under $5,000 per occurrence to homes, community amenities, and land development infrastructure. We accrue for warranty costs as part of cost of sales at the time each home is closed and title and possession have been transferred to the homebuyer. In addition, we accrue for warranty costs over $5,000 per occurrence as part of our general liability insurance deductible, which is expensed as selling, general, and administrative costs. For homes delivered in fiscal 2011 and 2010, our deductible under our general liability insurance was $20 million per occurrence for construction defect and warranty claims.  For bodily injury claims, our deductible per occurrence in 2011 and 2010 was $0.1 million up to a $5 million limit. Our aggregate retention in 2011 was $21 million for construction defect, warranty and bodily injury claims.  Our aggregate retention in 2010 was $21 million for construction defect and warranty claims, and $20 million for bodily injury claims. Additions and charges in the warranty reserve and general liability reserve for the years ended October 31, 2011 and 2010 are as follows:

	Year Ended October 31,
(In Thousands)	2011	2010
Balance, beginning of year	$125,268	$127,869
Additions during year	36,849	37,605
Charges incurred during year	(38,252)	(40,206)
Balance, end of year	$123,865	$125,268

Warranty accruals are based upon historical experience. We engage a third-party actuary that uses our historical warranty data and construction defect data, worker’s compensation data, and other industry data to assist us in estimating our reserves for unpaid claims, claim adjustment expenses and incurred but not reported claims for the risks that we are assuming under the general liability and workers compensation programs. The estimates include provisions for inflation, claims handling, and legal fees.

Insurance claims paid by our insurance carriers, excluding insurance deductibles paid, were $9.8 million and $10.2 million for the years ended October 31, 2011 and 2010, respectively, primarily for prior years’ deliveries.